UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 10, 2006 (August 4, 2006)

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)
609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1: LIMITED LIABILITY COMPANY AGREEMENT
EX-10.2: LIMITED LIABILITY COMPANY AGREEMENT
EX-10.3: NOTE PURCHASE AGREEMENT
EX-10.4: NOTE PURCHASE AGREEMENT
EX-10.5: PREFERRED INTEREST PURCHASE AGREEMENT
EX-10.6: PREFERRED INTEREST PURCHASE AGREEMENT
EX-10.7: CERTIFICATE OF DESIGNATIONS
EX-10.8: CERTIFICATE OF DESIGNATIONS
EX-10.9: COMMON INTEREST PURCHASE AGREEMENT
EX-10.10: COMMON INTEREST PURCHASE AGREEMENT
EX-10.11: UNDERWRITING AGREEMENT

Item 1.01     Entry into a Material Definitive Agreement.
On August 4, 2006, NRG Energy, Inc., or the Company, announced that two wholly owned subsidiaries, NRG Common Stock Finance I, LLC, or CSF I, and NRG Common Stock Finance II, LLC, or CSF II, will use up to $500,000,000 to purchase shares of the Company’s common stock in the open market or in privately negotiated transactions from time to time during a period of time commencing on that date. That period, which the company refers to as the reference period, is expected to be complete when these subsidiaries have paid an aggregate of $500,000,000 in connection with such purchases.
CSF I and CSF II will make purchases of the Company’s common stock during the reference period using, on a pro rata basis according to the maximum contributions set forth below, an equity contribution from the Company, which contribution is expected to be approximately $166 million in the aggregate, together with up to $84 million funded through the issuance of preferred equity and up to $250 million funded through the issuance of debt, in each case from units of Credit Suisse. Neither the debt of nor the preferred equity interests in these subsidiaries will be recourse to the Company or any of its restricted subsidiaries, and the debt will be secured by any shares of the Company’s common stock purchased during the reference period.
Each subsidiary’s obligations to Credit Suisse pursuant to the debt and preferred equity are contained in a Note Purchase Agreement and Preferred Interest Purchase Agreement, respectively. The agreements specify that purchases shall be made under the program at the sole discretion of the Company, subject to the subsidiaries’ ability to meet the required payment obligations. These agreements impose certain restrictions on the subsidiaries’ activities and mandate the relative debt and equity contributions of Credit Suisse and the Company.
The transactions entered into by CSF I will have a term of approximately two years and the transactions entered into by CSF II will have a term of approximately three years. At maturity, each relevant subsidiary will be obligated to repay all amounts due under the notes and preferred units. In addition, at maturity the relevant affiliate of Credit Suisse will have the right to exchange the preferred units and notes they purchased for an additional payment equal to the excess, if any, of the market value of the Company’s common stock owned by such subsidiary over a threshold amount. A portion of the transactions entered into by each of CSF I and CSF II will be secured by all of the assets of that NRG subsidiary, consisting primarily in each case of the shares of the Company’s common stock purchased by that subsidiary during the reference period.
Upon an event of default or certain specified termination events, the fair value of the transactions will become due and payable by the subsidiaries to the relevant affiliate of Credit Suisse. In addition, each of CSF I and CSF II will have the right to unwind any purchases during the reference period at their fair value at any time.
It is anticipated that NRG will purchase the common stock held by CSF I and CSF II at maturity for a price sufficient to pay all amounts owing at maturity and to enable CSF I and CSF II to return all equity contributions received from NRG.
Item 9.01     Financial Statements and Exhibits
          (d) Exhibits.

Exhibit
Number	Document
10.1	Limited Liability Company Agreement of NRG Common Stock Finance I LLC.
10.2	Limited Liability Company Agreement of NRG Common Stock Finance II LLC.
10.3	Note Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance I LLC, Credit Suisse International and Credit Suisse Securities (USA) LLC.
10.4	Note Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance II LLC, Credit Suisse International and Credit Suisse Securities (USA) LLC, as agent.
10.5	Preferred Interest Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance I LLC, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC, as agent.
10.6	Preferred Interest Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance II LLC, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC, as agent.
10.7	Certificate of Designations relating to the Series 1 Exchangeable Limited Liability Company Preferred Interests of NRG Common Stock Finance I LLC.
10.8	Certificate of Designations relating to the Series 1 Exchangeable Limited Liability Company Preferred Interests of NRG Common Stock Finance II LLC.
10.9	Common Interest Purchase Agreement, dated August 4, 2006, between NRG Energy, Inc. and NRG Common Stock Finance I LLC.
10.10	Common Interest Purchase Agreement, dated August 4, 2006, between NRG Energy, Inc. and NRG Common Stock Finance II LLC.
10.11	Underwriting Agreement, dated as of August 4, 2006, by and among NRG Energy, Inc., Credit Suisse International, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
Vice President and General Counsel

Dated: August 10, 2006

Exhibit Index

Exhibit
Number	Document
10.1	Limited Liability Company Agreement of NRG Common Stock Finance I LLC.
10.2	Limited Liability Company Agreement of NRG Common Stock Finance II LLC.
10.3	Note Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance I LLC, Credit Suisse International and Credit Suisse Securities (USA) LLC.
10.4	Note Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance II LLC, Credit Suisse International and Credit Suisse Securities (USA) LLC, as agent.
10.5	Preferred Interest Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance I LLC, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC, as agent.
10.6	Preferred Interest Purchase Agreement, dated August 4, 2006, between NRG Common Stock Finance II LLC, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC, as agent.
10.7	Certificate of Designations relating to the Series 1 Exchangeable Limited Liability Company Preferred Interests of NRG Common Stock Finance I LLC.
10.8	Certificate of Designations relating to the Series 1 Exchangeable Limited Liability Company Preferred Interests of NRG Common Stock Finance II LLC.
10.9	Common Interest Purchase Agreement, dated August 4, 2006, between NRG Energy, Inc. and NRG Common Stock Finance I LLC.
10.10	Common Interest Purchase Agreement, dated August 4, 2006, between NRG Energy, Inc. and NRG Common Stock Finance II LLC.
10.11	Underwriting Agreement, dated as of August 4, 2006, by and among NRG Energy, Inc., Credit Suisse International, Credit Suisse Capital LLC and Credit Suisse Securities (USA) LLC.